================================================================================


                          LOCKHEED MARTIN CORPORATION

                                   as Issuer



                     LOCKHEED MARTIN TACTICAL SYSTEMS, INC.

                                  as Guarantor


                                      AND



                            FIRST TRUST OF ILLINOIS,
                              NATIONAL ASSOCIATION

                                   as Trustee



                              ____________________


                                   INDENTURE


                            Dated as of May 15, 1996



================================================================================

                               TABLE OF CONTENTS
                                   __________

                                                                            Page
                                                                            ----


                                   ARTICLE 1

           DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.    Definitions........................................     1
     SECTION 1.02.    Other Definitions..................................     4
     SECTION 1.03.    Incorporation by Reference of TIA..................     5
     SECTION 1.04.    Rules of Construction..............................     5

                                   ARTICLE 2

                                 THE SECURITIES

     SECTION 2.01.    Form and Dating....................................      6
     SECTION 2.02.    Execution and Authentication.......................      8
     SECTION 2.03.    Title, Amount and Terms of Securities..............      9
     SECTION 2.04.    Registrar and Paying Agent.........................     13
     SECTION 2.05.    Paying Agent to Hold Money in Trust................     13
     SECTION 2.06.    Securityholder Lists...............................     13
     SECTION 2.07.    Transfer and Exchange..............................     13
     SECTION 2.08.    Replacement Securities.............................     15
     SECTION 2.09.    Outstanding Securities.............................     16
     SECTION 2.10.    Temporary Securities...............................     17
     SECTION 2.11.    Cancellation.......................................     17
     SECTION 2.12.    Defaulted Interest.................................     17
     SECTION 2.13.    Currency and Manner of Payments in
                      Respect of Securities..............................     17
     SECTION 2.14.    Appointment and Resignation of Currency
                      Determination Agent................................     21

                                   ARTICLE 3

                                   REDEMPTION

     SECTION 3.01.    Applicability of this Article......................     22
     SECTION 3.02.    Notices to Trustee.................................     22
     SECTION 3.03.    Selection of Securities to be Redeemed.............     22
     SECTION 3.04.    Notice of Redemption...............................     23
     SECTION 3.05.    Effect of Notice of Redemption.....................     23
     SECTION 3.06.    Deposit of Redemption Price........................     24
     SECTION 3.07.    Securities Redeemed in Part........................     24

                                   ARTICLE 4

                                   COVENANTS

     SECTION 4.01.    Certain Definitions................................     24
     SECTION 4.02.    Payment of Securities..............................     26

     SECTION 4.03.    Limitation on Liens................................     26
     SECTION 4.04.    Limitation on Sale-Leaseback
                      Transactions.......................................     28
     SECTION 4.05.    No Lien Created, etc...............................     29
     SECTION 4.06.    Compliance Certificate.............................     29
     SECTION 4.07.    SEC Reports........................................     29

                                   ARTICLE 5

                             SUCCESSOR CORPORATION

     SECTION 5.01.    When the Corporation or the Guarantor
                      May Merge, etc.....................................     29
     SECTION 5.02.    When Securities Must be Secured....................     30

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

     SECTION 6.01.    Events of Default..................................     31
     SECTION 6.02.    Acceleration.......................................     32
     SECTION 6.03.    Other Remedies.....................................     32
     SECTION 6.04.    Waiver of Past Defaults............................     33
     SECTION 6.05.    Control by Majority................................     33
     SECTION 6.06.    Limitation on Suits................................     33
     SECTION 6.07.    Rights of Holders to Receive Payment...............     33
     SECTION 6.08.    Collection Suit by Trustee.........................     34
     SECTION 6.09.    Trustee May File Proofs of Claim...................     34
     SECTION 6.10.    Priorities.........................................     34
     SECTION 6.11.    Undertaking for Costs..............................     34

                                   ARTICLE 7

                                    TRUSTEE

     SECTION 7.01.    Duties of Trustee..................................    35
     SECTION 7.02.    Rights of Trustee..................................    36
     SECTION 7.03.    Individual Rights of Trustee, etc..................    36
     SECTION 7.04.    Trustee's Disclaimer...............................    36
     SECTION 7.05.    Notice of Defaults.................................    36
     SECTION 7.06.    Reports by Trustee to Holders......................    36
     SECTION 7.07.    Compensation and Indemnity.........................    37
     SECTION 7.08.    Replacement of Trustee.............................    37
     SECTION 7.09.    Successor Trustee by Merger, etc...................    38
     SECTION 7.10.    Eligibility; Disqualification......................    39
     SECTION 7.11.    Preferential Collection of Claims
                      Against  Corporation...............................    39

                                   ARTICLE 8

                     SATISFACTION, DISCHARGE AND DEFEASANCE

     SECTION 8.01.    Satisfaction and Discharge Under Limited
                      Circumstances......................................    39

     SECTION 8.02.    Satisfaction and Discharge of Indenture............    40
     SECTION 8.03.    Defeasance of Certain Obligations..................    41
     SECTION 8.04.    Application of Trust Money.........................    43
     SECTION 8.05.    Repayment to Corporation...........................    43

                                   ARTICLE 9

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     SECTION 9.01.    Without Consent of Holders.........................    43
     SECTION 9.02.    With Consent of Holders............................    44
     SECTION 9.03.    Compliance with Trust Indenture Act of
                      1939...............................................    45
     SECTION 9.04.    Revocation and Effect of Consents..................    45
     SECTION 9.05.    Notation on or Exchange of Securities..............    45
     SECTION 9.06.    Trustee to Sign Amendments, etc....................    45

                                   ARTICLE 10

                            GUARANTEE OF SECURITIES

     SECTION 10.01.   Unconditional Guarantee............................    46
     SECTION 10.02.   Execution and Delivery of Guarantees...............    47
     SECTION 10.03.   Form of Guarantee..................................    47

                                   ARTICLE 11

                                 MISCELLANEOUS

     SECTION 11.01.   TIA Controls.......................................    48
     SECTION 11.02    Notices............................................    49
     SECTION 11.03.   Communication by Holders with Other
                      Holders............................................    49
     SECTION 11.04.   Certificate and Opinion as to Conditions
                      Precedent..........................................    49
     SECTION 11.05.   Statements Required in Certificate or
                      Opinion............................................    50
     SECTION 11.06.   When Treasury Securities Disregarded...............    50
     SECTION 11.07.   Rules by Trustee, Paying Agent,
                      Registrar..........................................    50
     SECTION 11.08.   Legal Holidays.....................................    50
     SECTION 11.09.   Governing Law......................................    51
     SECTION 11.10.   No Adverse Interpretation of Other
                      Agreements.........................................    51
     SECTION 11.11.   No Recourse Against Others.........................    51
     SECTION 11.12.   Securities in a Foreign Currency...................    51
     SECTION 11.13.   Judgment Currency..................................    51
     SECTION 11.14.   Successors.........................................    52
     SECTION 11.15.   Duplicate Originals................................    52
     SECTION 11.16.   Acts of Holders; Record Dates......................    52
---------------

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE dated as of May 15, 1996, among Lockheed Martin Corporation, a Maryland corporation (the "Corporation"), Lockheed Martin Tactical Systems, Inc., a New York corporation (the "Guarantor"), and First Trust of Illinois, National Association, a national banking association (the "Trustee").

     Each party agrees as follows for the benefit of the other party and, as to each series of Securities, for the equal and ratable benefit of the Holders of that series of the Corporation's Securities issued pursuant to this Indenture:


                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.  Definitions.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "Board of Directors" means the Board of Directors, or any duly appointed committee of the Board of Directors, of the Corporation or the Guarantor, as the case may be.

     "Board Resolution" means a resolution of the Board of Directors or of a committee or person to which or to whom the Board of Directors has properly delegated the appropriate authority, a copy of which has been certified by the Secretary or an Assistant Secretary of the Corporation or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors or such committee or person and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day," when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions, at the place where any specified act pursuant to this Indenture is to occur, are authorized or obligated by law to close.

     "Conversion Event" means, in the good faith judgment of the Corporation, the unavailability of any Foreign Currency or currency unit, due to the imposition of exchange controls or other circumstances beyond the control of the Corporation.

     "Corporation" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

     "Currency Determination Agent," with respect to Securities of any series, means a New York Clearing House bank designated pursuant to Section 2.03 or
Section 2.14.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the party designated as Depositary by the Corporation pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions hereof, and thereafter "Depositary" shall mean or include each party who is then a Depositary hereunder, and if at any time there is more than one such party, "Depositary" as used with respect to the Securities on any such series shall mean the Depositary with respect to the Securities of that series.

     "Discounted Security" means any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest) less than its principal amount to be due and payable upon a declaration of acceleration of the maturity of the Security pursuant to Section 6.02.

     "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

     "Exchange Rate Officers' Certificate" means a certificate or facsimile thereof setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or currency unit amounts of principal and interest, if any (on an aggregate basis and on the basis of a Security having the denomination principal amount determined in accordance with Section 2.03 in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such Market Exchange Rate, signed by any Officer of the Corporation.

     "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

     "Global Security" means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with Section 2.01, and bearing the legend prescribed in Section 2.01.

     "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Article 10.

     "Guarantor" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

     "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Market Exchange Rate" means (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 2.03 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York, (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the applicable Currency Determination Agent in its sole discretion and without liability on its part. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or any other principal market for such currency or currency unit in question, or such other quotations as the Currency Determination Agent shall deem appropriate. Unless otherwise specified by the Currency Determination Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used with respect to such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments with respect to such securities. For purposes of this definition, a "nonresident issuer" shall mean an issuer that is not a resident of the country or countries that issue such currency or whose currencies are included in such currency unit.

     "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Corporation or the Guarantor, as the case may be.

     "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Corporation or the Guarantor, as the case may be.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Corporation, the Guarantor or the Trustee.

     "Place of Payment" means, when used with respect to the Securities of any particular series, the place or places where the principal of and interest, if any, on the Securities of that series are payable, as contemplated by Section 2.03.

     "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the securities issued pursuant to this Indenture from time to time, as such securities may be amended or supplemented from time to time.

     "series" when used with respect to the Securities means all Securities bearing the same title and initially authorized by the same Board Resolution.

     "TIA" means the Trust Indenture Act of 1939, as in effect (unless otherwise stated herein) on the date of this Indenture.

     "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor. The term "Trustee" includes any additional Trustee appointed pursuant to Section 2.03 or Section 7.08 but, if at any time there is more than one Trustee, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Officer" means a Vice President or any other officer, assistant officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Uniform Commercial Code" means the Maryland Uniform Commercial Code.


     SECTION 1.02.   Other Definitions.


                                                              Defined in
     Term                                                      Section
     ----                                                     ----------
     "Attributable Debt"...................................       4.01
     "Bankruptcy Law"......................................       6.01
     "Component Currency"..................................       2.13
     "Consolidated Net Tangible Assets"....................       4.01
     "Conversion Date".....................................       2.13
     "Custodian"...........................................       6.01
     "Debt"................................................       4.01
     "Dollar Equivalent of the Currency Unit"..............       2.13
     "Dollar Equivalent of the Foreign Currency"...........       2.13

     "Election Date".......................................       2.13
     "Event of Default"....................................       6.01
     "Judgment Date".......................................      11.13
     "Legal Holiday".......................................      11.08
     "Lien"................................................       4.01
     "Long-Term Debt"......................................       4.01
     "Paying Agent"........................................       2.04
     "Principal Property"..................................       4.01
     "Registrar"...........................................       2.04
     "Restricted Property".................................       4.01
     "Restricted Subsidiary"...............................       4.01
     "Sale-Leaseback Transaction"..........................       4.01
     "Specified Amount"....................................       2.13
     "Subsidiary"..........................................       4.01
     "Substitute Date".....................................      11.13
     "United States".......................................       4.01
     "U.S. Government Obligations".........................       8.02
     "Valuation Date"......................................       2.13
     "Voting Stock"........................................       4.01

     SECTION 1.03. Incorporation by Reference of TIA. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Securities.

     "indenture security holder" means a Securityholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Corporation.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them.

     SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine gender; and

          (6) provisions apply to successive events and transactions.


                                   ARTICLE 2

                                 THE SECURITIES

     SECTION 2.01. Form and Dating. The Securities shall be issued substantially in the form or forms (including global form) as shall be established by or pursuant to a Board Resolution or Resolutions or any supplemental indenture, in each case with such appropriate insertions, omissions, substitutions or other variations as are required or permitted by this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

     The Guarantees by the Guarantor to be endorsed on the Securities shall be substantially in the form set forth in Section 10.03, or as shall be established by or pursuant to a Board Resolution or Resolutions or any supplemental indenture, in each case with such appropriate insertions, omissions, substitutions or other variations as are required or permitted by this Indenture. The Guarantees may have notations, legends or endorsements required by law, stock exchange rule or usage.

     Notwithstanding the foregoing, if any Security of a series is issuable in the form of a Global Security or Securities, each such Global Security may provide that it shall represent the aggregate amount of Securities outstanding under the series from time to time endorsed thereon and also may provide that the aggregate amount of Securities outstanding under the series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount of Securities outstanding under the series represented thereby shall be made by the Trustee in accordance with the instructions of the Corporation and in such manner as shall be specified on such Global Security. Any instructions by the Corporation or the Guarantor with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 11.04.

     Before the first delivery of a Security of any series to the Trustee for authentication, the Corporation shall deliver to the Trustee the following:

          (1) the Board Resolution or Resolutions by or pursuant to which the forms and terms of the Security and the Guarantee have been approved;

          (2) Officers' Certificates of the Corporation and the Guarantor dated the date of delivery stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in that series and the guarantee of such Securities by the Guarantor have been complied with and directing the Trustee to authenticate and deliver the Securities to or upon written order of the Corporation; and

          (3) Opinions of Counsel stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities of that series and the guarantee of such Securities by the Guarantor have been complied with, the form and terms of the series have been established by or pursuant to a Board Resolution or Resolutions in conformity with this Indenture, the form and terms of the guarantee of such Securities by the Guarantor have been established by or pursuant to a Board Resolution or Resolutions in conformity with this Indenture, and that Securities and Guarantees in such form when completed by appropriate insertions and executed by the Corporation and the Guarantor and delivered by the Corporation to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and sold in the manner specified in such Opinions of Counsel will be the legal, valid and binding obligations of the Corporation and the Guarantor, respectively, entitled to the benefits of this Indenture, subject to applicable bankruptcy, reorganization, insolvency and other similar laws generally affecting creditors' rights and to general equity principles, and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of Securities of that series or that are customarily included in similar opinions by lawyers experienced in such matters.

     Notwithstanding the foregoing, if the Corporation shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Corporation and the Guarantor shall execute and the Trustee shall, in accordance with this Section,
Section 2.02 and the authentication order of the Corporation with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that shall (a) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Securities of such series to be represented by one or more Global Securities, (b) be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (c) be delivered by the Trustee to such

Depositary or pursuant to such Depositary's instruction; and (d) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee to a successor Depositary or a nominee of any successor Depositary."

     SECTION 2.02. Execution and Authentication. Two Officers shall sign the Securities for the Corporation by manual or facsimile signature. Two Officers shall sign the Guarantees for the Guarantor by manual or facsimile signature. The Corporation's and the Guarantor's seals shall be impressed, affixed, imprinted or reproduced on the Securities.

     If an Officer whose signature is on a Security or a Guarantee no longer holds that office at the time the Trustee authenticates the Security, the Security or the Guarantee, as the case may be, shall be valid nevertheless.

     A Security and the related Guarantee shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     Notwithstanding the provisions of Section 2.03 and of the preceding paragraphs, if all Securities of a series are not to be originally issued at one time (including, for example, a series constituting a medium-term note program), it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.01 or the Opinions of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series. In such case the Trustee may conclusively rely on the foregoing documents and opinions delivered pursuant to Section 2.01 and Section 2.03, and this Section, as applicable (unless revoked by superseding comparable documents or opinions), as to the matters set forth therein.

     Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 2.11 together with a written statement (which need not comply with Section 2.01 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Corporation, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     If any Security of a series shall be represented by a Global Security, then, for purposes of this Section and Section 2.10, the notation of the record owners' interest therein upon original issuance of such Security shall be deemed to be delivered in connection with the original issuance of each beneficial owner's interest in such Global Security.

     The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

     Date:                    [Name of Trustee], as Trustee


                              By___________________________

     The Trustee may appoint an authenticating agent acceptable to the Corporation to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Corporation.

     If at any time there shall be an authenticating agent appointed with respect to any series of Securities, then the Trustee's certificate of authentication to be borne by the Securities of each such series shall be substantially as follows:

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

     Date:                    [Name of Trustee], as Trustee


                              By:___________________________
                                 as Authenticating Agent


                              By:___________________________
                                 Authorized Officer

     SECTION 2.03. Title, Amount and Terms of Securities. The principal amount of Securities that may be authenticated and delivered and outstanding under this Indenture is not limited. The Securities may be issued in a total principal amount up to that authorized from time to time by or pursuant to relevant Board Resolutions.

     The Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution or Resolutions of the Corporation or the Guarantor, as appropriate, which shall specify:

          (1) the title of the Securities of that series (which shall distinguish the Securities of that series from Securities of all other series);

          (2) any limit on the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, in exchange for or in lieu of other Securities of that series pursuant to Sections 2.07, 2.08 or 3.07);

          (3) the date or dates (or the manner of determining the same) on which the principal of the Securities of that series is payable (which, if so provided in the Board Resolution or Resolutions, may be determined by the Corporation from time to time and set forth in the Securities of that series issued from time to time);

          (4) the rate or rates, or the method to be used in ascertaining the rate or rates, at which the Securities of that series shall bear interest, if any, the basis upon which interest shall be calculated if other than that of a 360-day year of 12 30-day months, the date or dates from which such interest shall accrue (which, in either case or both, if so provided in the Board Resolution or Resolutions, may be determined by the Corporation from time to time and set forth in the Securities of that series issued from time to time), the interest payment dates on which such interest shall be payable (or the manner of determining the same) and the record date for the interest payable on any interest payment date;

          (5) if the trustee of that series is other than the Trustee initially named in this Indenture or any successor thereto, the trustee of that series;

          (6) the place or places where the principal of and interest, if any, on Securities of that series shall be payable;

          (7) the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions on which Securities of that series may be redeemed or converted into another Security, in whole or in part, at the option of the Corporation;

          (8) the obligation, if any, of the Corporation to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of Holders of Securities of that series (or to convert such Securities into other Securities at the option of the Holder), and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if denominated in Dollars and in denominations other than denominations of $1,000 and any multiple of $1,000, the denominations in which Securities of that series shall be issuable;

          (10) if denominated in other than Dollars, the currency or currencies, including composite currencies, in which the Securities of that series are denominated and the denominations in which Securities of that series shall be issuable;

          (11) if the principal of and interest, if any, on the Securities of that series are to be payable, at the election of the Corporation or a Holder thereof, in a currency or currency unit other than that in which the Securities are denominated or stated to be payable, in accordance with provisions in addition to or in lieu of or in accordance with the provisions of Section 2.13, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which the Securities are denominated or stated to be payable and the currency or currency unit in which the Securities are to be so payable;

          (12) the index, if any, used to determine the amount of payments of principal of or interest, if any, on the Securities of that series;

          (13) if the amount of payments of the principal of and interest, if any, on the Securities of that series may be determined with reference to an index based on a currency or currencies other than that in which the Securities of that series are denominated, the manner in which such amounts shall be determined;

          (14) if other than the full principal amount, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the maturity pursuant to Section 6.02;

          (15) if convertible into Securities of another series, the terms upon which the Securities of that series will be convertible into Securities of such other series;

          (16) the right, if any, of the Corporation to redeem all or any part of the Securities of that series before maturity and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed;

          (17) the provisions, if any, restricting defeasance of the Securities of that series;

          (18) if other than or in addition to the events specified in Section 6.01, events of default with respect to the Securities of that series;

          (19) if the Securities of that series are to be issued in whole or in part in the form of one or more Global Securities, the Depositary for such Global Security or Securities and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof or interest, if any, thereon;

          (20) the designation of the original Currency Determination Agent, if any, with respect to the Securities of that series;

          (21) the Guarantee of the Securities of such series pursuant to
     Article 10; and

          (22) any other terms of or relating to the Securities of that series or the related Guarantees (which terms shall not be inconsistent with the provisions of this Indenture).

     References herein to currency shall include ECUs, unless otherwise specified or unless the context otherwise requires.

     All Securities of any particular series shall be identical as to currency of denomination and otherwise shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the relevant Board Resolution or Resolutions.

     The Trustee need not authenticate the Securities in any series if their terms impose on the Trustee duties in addition to those imposed on the Trustee by this Indenture. If the Trustee does authenticate any such Securities, the authentication will evidence the Trustee's agreement to comply with any such additional duties.

     Each Depositary designated pursuant to this Section 2.03 for a Global Security in registered form shall, if required, at the time of its designation and at all times while it serves as a

Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     SECTION 2.04. Registrar and Paying Agent. The Corporation shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Corporation may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. There may be separate Registrars and Paying Agents for different series of Securities.

     The Corporation shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Corporation shall notify the Trustee of the name and address of any such Agent. If the Corporation fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     The Corporation initially appoints the Trustee as Registrar and Paying
Agent.

     SECTION 2.05. Paying Agent to Hold Money in Trust. Each Paying Agent for any series of Securities shall hold in trust for the benefit of Holders of Securities of the same series or the Trustee all money held by the Paying Agent for the payment of principal of or interest, if any, on such Securities and shall notify the Trustee of any default by the Corporation in making such payment. If the Corporation or a Subsidiary acts as Paying Agent with respect to a series of Securities, it shall segregate the money for that series and hold it as a separate trust fund. The Corporation at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

     SECTION 2.06. Securityholder Lists. For each series of Securities, the Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of that series. If the Trustee is not the Registrar, the Corporation shall furnish or cause to be furnished to the Trustee on or before each interest payment date for each series of Securities and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities of that series.

     SECTION 2.07. Transfer and Exchange. Where a Security (other than a Global Security except as set forth herein) is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code

(or any successor provision) are met. Where Securities (other than a Global Security except as set forth herein) of any series are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations of the same series with identical terms as the Securities exchanged, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Corporation may charge a reasonable fee for any transfer or exchange, but not for any exchange pursuant to Section 2.10, 3.07 or 9.05. The Corporation shall not be required to make transfers or exchanges of Securities of any series for a period of 15 days before a selection of Securities of the same series to be redeemed or before an interest payment.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     None of the Corporation, the Guarantor, the Trustee, the Paying Agent, the Registrar or any co-registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     If at any time the Depositary for the Securities of a series notifies the Corporation that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.03, the Corporation shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such ineligibility, the Corporation's election pursuant to Section 2.03(19) shall no longer be effective with respect to the Securities of such series and the Corporation will execute, and the Trustee, upon receipt of an order of the Corporation for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Corporation may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Corporation will execute, and the Trustee, upon receipt of an order of the Corporation for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     If specified by the Corporation pursuant to Section 2.03 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for the Securities of such series in definitive form on such terms as are acceptable to the Corporation and such Depositary. Thereupon, the Corporation shall execute, and the Trustee shall authenticate and deliver:

          (1) to each party specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such party in aggregate principal amount equal to and in exchange for such party's beneficial interest in the Global Security; and

          (2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     Upon the exchange of the Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.07 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the parties in whose names such Securities are so registered.

     SECTION 2.08. Replacement Securities. If the Holder of a Security claims that the Security has been mutilated, destroyed, lost or stolen, the Corporation may issue and the Trustee shall authenticate a replacement Security of the same series with identical terms as the Securities exchanged if the requirements of
Section 8-405 of the Uniform Commercial Code (or any successor provision) are met. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Corporation and the Trustee to protect the Corporation, the Guarantor, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Corporation and the Trustee may charge for their expenses in replacing a Security.

     In case any such mutilated, destroyed, lost or stolen Security has become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Corporation, the Guarantor, the Trustee, the Paying Agent, the Registrar and any co-registrar for such Security such security or indemnity as may be required by them to hold each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Corporation, the Guarantor, the Trustee, the Paying Agent, the Registrar and any co-registrar, and any agent of any of them, of the destruction, loss or theft of such Security and the ownership thereof.

     Upon the issuance of any new Security under this Section 2.08, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee, the Paying Agent, the Registrar and any co-registrar for such Security) connected therewith.

     Every new Security of any series issued pursuant to this Section 2.08 in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, shall constitute an original additional obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series.

     The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.09. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee (and, in the case of Global Securities, endorsed by the Trustee) except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Corporation, the Guarantor or an affiliate of the Corporation or the Guarantor holds the Security.

     If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

     If a Security is called for redemption, the Corporation and the Trustee need not treat the Security as outstanding in determining whether Holders of the required principal amount of Securities have concurred in any direction, waiver or consent.

     SECTION 2.10. Temporary Securities. Until definitive Securities of any series are ready for delivery or a permanent Global Security or Securities are prepared, as the case may be, the Corporation may prepare and the Trustee shall authenticate temporary Securities or one or more temporary Global Securities, as the case may be, of the same series, having endorsed thereon Guarantees duly executed by the Guarantor in accordance with the terms and conditions of this Indenture. Temporary Securities of any series shall be substantially in the form of definitive Securities or permanent Global Securities, as the case may be, of the same series, but may have variations that the Corporation considers appropriate for temporary Securities. Without unreasonable delay, the Corporation shall prepare and the Trustee shall authenticate definitive Securities or a permanent Global Security or Securities, as the case may be, of the same series in exchange for temporary Securities. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities or permanent Global Securities of such series.

     SECTION 2.11. Cancellation. The Corporation or the Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel or destroy all Securities surrendered for transfer, exchange, payment or cancellation, and shall so certify to the Corporation. The Corporation may not issue new Securities to replace Securities it has paid or it has delivered to the Trustee for cancellation.

     SECTION 2.12. Defaulted Interest. If the Corporation defaults in a payment of interest on any Securities of any series, it shall pay the defaulted interest to the persons who are Holders of those Securities on a subsequent special record date. The Corporation shall fix the special record date and the payment date in respect thereof. At least 15 days before the special record date, the Corporation shall mail to each Holder of Securities of that series a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Corporation may pay defaulted interest in any other lawful manner.

     SECTION 2.13.  Currency and Manner of Payments in Respect of Securities.
(a) With respect to Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, except as provided in paragraph
(d) below, payment of the principal of and interest, if any, on any Security of such series will be made in the currency or currency unit in which such Security is payable.

     (b) It may be provided pursuant to Section 2.03 with respect to Securities of any series that Holders shall have the option, subject to paragraphs (d) and
(e) below, to receive payments of principal of or interest, if any, on such Securities in any of the currencies or currency units which may be designated for such election by delivering to the Trustee for such series of Securities a written election with signature guarantees and in form and substance satisfactory to such Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency or currency unit, such election will remain in effect for such Holder until changed by such Holder by written notice to the Trustee for such series of Securities (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Corporation pursuant to Article 3). In the event any Holder makes any such election pursuant to the preceding sentence, such election will not be effective on any transferee of such Holder and such transferee shall be paid in the currency or currency unit indicated pursuant to paragraph (a) above unless such transferee makes an election pursuant to the preceding sentence; provided, however, that such election, if in effect while funds are on deposit with respect to the Securities of such series as described in Section 8.01, 8.02 or 8.03, will be effective on any transferee of such Holder unless otherwise specified pursuant to Section 2.03 for the Securities of such series. Any Holder of any such Security who shall not have delivered any such election to the Trustee of such series of Securities not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant currency or currency unit as provided in paragraph
(a) of this Section. In no case may a Holder of Securities of any series elect to receive payments in any currency or currency unit as described in this
Section 2.13(b) following a deposit of funds with respect to the Securities of such series as described in Section 8.01, 8.02 or 8.03.

     (c) If the election referred to in paragraph (b) above has been provided for pursuant to Section 2.03, then not later than the fourth Business Day after the Election Date for each payment date for Securities of any series, the Currency Determination Agent for that series will deliver to the Corporation a written notice specifying, in the currency or currency unit in which Securities of such series are payable, the respective aggregate amounts of principal of and interest, if any, on the Securities to be made on such payment date, and specifying the amounts in such currency or currency unit so payable with respect to the Securities of such series as to which the Holders thereof shall have elected to be paid in a currency or currency unit other than that in which such series is denominated as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 2.03 and if at least one Holder has made such election, then, on the second Business Day preceding such payment date the Corporation will deliver to the Trustee for such series of Securities an Exchange Rate Officers' Certificate with respect to the Dollar, Foreign Currency, ECU or currency unit payments to be made on such payment date. The Dollar, Foreign Currency, ECU or currency unit amount receivable by Holders of Securities who have elected payment in a currency or currency unit as provided in paragraph (b) above shall, unless otherwise provided pursuant to Section 2.03, be determined by the Corporation on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date.

     (d) If a Conversion Event occurs with respect to a Foreign Currency, the ECU or any other currency unit in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph
(b) above, then with respect to each date for the payment of principal of and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other currency unit occurring after the last date on which such Foreign Currency, the ECU or such other currency unit was available (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Corporation to the Trustee of each such series of Securities and by such Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the amount that would have been payable in Foreign Currency or currency units but expressed in Dollars according to the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent in the manner provided in paragraph (f) or (g) below.

     (e) If the Holder of a Security denominated in any currency or currency unit shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected currency or currency unit, such Holder shall receive payment in the currency or currency unit in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the currency or currency unit in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph
(d) above.

     (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Currency Determination Agent and shall be obtained for each subsequent payment after the Conversion Date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

     (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Currency Determination Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

     (h) For purposes of this Section 2.13 the following terms shall have the following meanings:

     A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU.

     A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, each of whose Dollar Equivalent at the Market Exchange Rate on the date of such replacement shall be equal to the Dollar Equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

     "Election Date" shall mean any date for any series of Securities as specified pursuant to Section 2.03(11) by which the written election referred to in Section 2.13(b) may be made, such date to be not later than the regular record date for the earliest payment for which such election may be effective.

     All decisions and determinations of the Currency Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Corporation, the Trustee for the appropriate series of Securities and all Holders of such Securities denominated or payable in the relevant currency or currency units. The Currency Determination Agent shall promptly give written notice to the Corporation and the Trustee for the appropriate series of Securities of any such decision or determination.

     In the event of a Conversion Event with respect to a Foreign Currency, the Corporation, after learning thereof, will immediately give written notice thereof to the Trustee of the appropriate series of Securities and the Currency Determination Agent with respect to such series (and such Trustee will promptly thereafter give notice to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to the ECU or any other currency unit in which Securities are denominated or payable, the Corporation, after learning thereof, will immediately give written notice thereof to the Trustee of the appropriate series of Securities and the Currency Determination Agent with respect to such series (and such Trustee will promptly thereafter give notice to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Corporation, after learning thereof, will similarly give written notice to the Trustee of the appropriate series of Securities and the Currency Determination Agent.

     The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Corporation and the Currency Determination Agent and shall not otherwise have any duty or obligation to determine such information independently.

     SECTION 2.14. Appointment and Resignation of Currency Determination Agent. (a) If and so long as the Securities of any series (i) are denominated in a currency unit or a currency other than Dollars or (ii) may be payable in a currency unit or a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Corporation will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. The Corporation will cause the Currency Determination Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 2.03 for the purpose of determining the applicable rate of exchange and for the purpose of converting the issued currency or currency unit into the applicable payment currency or currency unit for the payment of principal and interest, if any, pursuant to Section 2.13.

     (b) No resignation of the Currency Determination Agent and no appointment of a successor Currency Determination Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Currency Determination Agent as evidenced by a written instrument delivered to the Corporation and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Currency Determination Agent.

     (c) If the Currency Determination Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Currency Determination Agent for any cause, with respect to the Securities of one or more series, the Corporation, by a Board Resolution, shall promptly appoint a successor Currency Determination Agent or Currency Determination Agents with respect to the Securities of that or those series (it being understood that any such successor Currency Determination Agent may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall only be one Currency Determination Agent with respect to the Securities of any particular series).


                                   ARTICLE 3

                                   REDEMPTION

     SECTION 3.01. Applicability of this Article. Securities of any series that are redeemable at the option of the Corporation prior to their maturity shall be redeemable in accordance with their terms (except as otherwise specified in this Indenture for Securities of any series) and in accordance with this Article 3.

     SECTION 3.02. Notices to Trustee. If the Corporation wants to redeem any Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed in accordance with the terms of the Securities. If the redemption is of less than all the outstanding Securities of a series, the Corporation shall furnish to the Trustee a written statement signed by an Officer of the Corporation stating that with respect to that series there exists no Event of Default and no circumstance which, after notice or the passage of time or both, would constitute an Event of Default. The Corporation shall give the notice provided for in this Section at least 50 days before the redemption date.

     SECTION 3.03. Selection of Securities to be Redeemed. If, at the option of the Corporation, less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate, subject to any applicable stock exchange requirements. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have a denomination larger than $1,000 (or the applicable minimum denomination for such Securities in the event the Securities are payable in ECUs or a Foreign Currency or Currencies). Securities and portions of them it selects shall be in amounts of $1,000 (or the applicable minimum denomination for such Securities in the event the Securities are payable in ECUs or a Foreign Currency or Currencies) or a multiple of $1,000 (or the applicable minimum denomination for such Securities in the event the Securities are payable in ECUs or a Foreign Currency or Currencies). Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

     The Trustee for the Securities of any series to be redeemed shall promptly notify the Corporation in writing of the Securities of such series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 3.04. Notice of Redemption. At least 20 days but not more than 60 days before a date of redemption of Securities at the option of the Corporation, the Corporation shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

          (1)  the redemption date;

          (2)  the redemption price;

          (3) the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

          (5) that interest, if any, on Securities called for redemption ceases to accrue on and after the redemption date.

     At the Corporation's request, the Trustee shall give the notice of redemption in the Corporation's name and at its expense. In such event the Corporation will provide the Trustee with the information required by clauses
(1) through (5) above.

     SECTION 3.05. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such

Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that any regular payment of interest becoming due on the redemption date shall be payable to the Holder of any such Security being redeemed as provided in the Security.

     SECTION 3.06. Deposit of Redemption Price. By the opening of business on the redemption date, the Corporation shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed at the option of the Corporation on that date.

     SECTION 3.07. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 4

                                   COVENANTS

     SECTION 4.01. Certain Definitions. "Attributable Debt" for a lease means the carrying value of the capitalized rental obligation determined under generally accepted accounting principles. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the same property. This term does not include any obligation to make payments arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person. A lease obligation shall be counted only once even if the Guarantor or the Corporation and one or more of their Subsidiaries may be responsible for the obligation.

     "Consolidated Net Tangible Assets" means total assets less (1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendable to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities) and (2) goodwill, patents and trademarks, all as reflected in the Corporation's most recent consolidated balance sheet preceding the date of a determination under Section 4.03(11).

     "Debt" means all indebtedness for borrowed money reported as debt in the consolidated financial statements or any guarantee of such a debt and includes purchase money obligations. This term does not include any obligation to make payments arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person. A Debt shall be counted only once even if the Corporation or the Guarantor and one or more of their Subsidiaries may be responsible for the obligation.

     "Lien" means any mortgage, pledge, security interest or lien. This term does not include any obligation arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person.

     "Long-Term Debt" means Debt that by its terms matures on a date more than 12 months after the date it was created or Debt that the obligor may extend or renew without the obligee's consent to a date more than 12 months after the Debt was created.

     "Principal Property" means, as to any particular series of Securities, any manufacturing facility located in the United States and owned by the Corporation, the Guarantor or by one or more Restricted Subsidiaries from the date Securities of that series are first issued and which has, as of the date the Lien is incurred, a net book value (after deduction of depreciation and other similar charges) greater than 3% of Consolidated Net Tangible Assets, except (1) any such facility or property which is financed by obligations of any State, political subdivision of any State or the District of Columbia under terms which permit the interest payable to the holders of the obligations to be excluded from gross income as a result of the plant, facility or property satisfying the conditions of Section 103(b)(4)(C), (D), (E), (F) or (H) of the Internal Revenue Code of 1954, as amended, Section 103(b)(6) of the Internal Revenue Code of 1954, as amended, Section 142(a) or Section 144(a) of the Internal Revenue Code of 1986, or of any successors to such provisions, or (2) any such facility or property which, in the opinion of the Board of Directors of the Corporation, is not of material importance to the total business conducted by the Corporation and its Subsidiaries taken as a whole. However, the Chief Executive Officer or Chief Financial Officer of the Corporation may at any time declare any manufacturing facility or other property to be a Principal Property by delivering a certificate to that effect to the Trustee.

     "Restricted Property" means, as to any particular series of Securities, any Principal Property, any Debt of a Restricted Subsidiary owned by the Corporation, the Guarantor or a Restricted Subsidiary on the date Securities of that series are first issued or secured by a Principal Property (including any property received upon a conversion or exchange of such Debt), or any shares of stock of the Corporation or a Restricted Subsidiary owned by the Corporation, the Guarantor or a Restricted Subsidiary (including any property or shares received upon a conversion, stock split or other distribution with respect to the ownership of such stock).

     "Restricted Subsidiary" means a Subsidiary that has substantially all its assets located in, or carries on substantially all its business in, the United States and that owns a Principal Property. Notwithstanding the preceding sentence, a Subsidiary shall not be a Restricted Subsidiary during such period of time as it (or any corporation (other than the Corporation) or other entity that, directly or indirectly, beneficially owns a majority of the Voting Stock of the Subsidiary) has shares of capital stock registered under the Exchange Act or it files reports and other information with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

     "Sale-Leaseback Transaction" means an arrangement whereby the Corporation, the Guarantor or a Restricted Subsidiary now owns or hereafter acquires a Principal Property, transfers it to a person and contemporaneously leases it back from the person. This term does not include any transaction arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent the obligation to make rental payments is offset or conditioned upon receipt of payments from another person.

     "Subsidiary" means a corporation a majority of the Voting Stock of which is owned by the Corporation, the Corporation and one or more Subsidiaries, or one or more Subsidiaries (including, without limitation, the Guarantor).

     "United States" means the United States of America. The Commonwealth of Puerto Rico, the Virgin Islands and other territories and possessions are not part of the United States.

     "Voting Stock" means capital stock having voting power under ordinary circumstances to elect directors.

     SECTION 4.02. Payment of Securities. The Corporation shall promptly pay the principal of and interest, if any, on the Securities on the dates and in the manner provided in the Securities.

     To the extent lawful, the Corporation shall pay interest, if any, on overdue principal at the rate borne by the Securities and shall pay interest, if any, on overdue installments of interest at the same rate.

     SECTION 4.03. Limitation on Liens. The Corporation and the Guarantor shall not, and neither shall permit any Restricted Subsidiary to, incur a Lien on Restricted Property to secure a Debt unless:

          (1) the Lien equally and ratably secures the Securities and the Debt. The Lien may equally and ratably secure the Securities and any other obligation of the Corporation, the Guarantor or a Subsidiary. The Lien may not secure an obligation of the Corporation that is subordinated to any Securities or an obligation of the Guarantor that is subordinated to any Guarantees; or

          (2) the Lien is on property, Debt or shares of stock of a corporation at the time such corporation becomes a Restricted Subsidiary; or

          (3) the Lien is on property at the time the Corporation, the Guarantor or a Restricted Subsidiary acquires the property. However, the Lien may not extend to any other Restricted Property owned by the Corporation, the Guarantor or a Restricted Subsidiary at the time the property is acquired; or

          (4) the Lien secures the payment of all or any part of the purchase price of property upon the acquisition of such property by the Corporation, the Guarantor or a Restricted Subsidiary or secures any Debt incurred or guaranteed by the Corporation, the Guarantor or a Restricted Subsidiary prior to, at the time of, or within one year after the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of full operation of such property, which Debt is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon, and which Debt may be in the form of obligations incurred in connection with industrial revenue bonds or similar financings and letters of credit issued in connection therewith; provided, however, that in the case of any such acquisition, construction or improvement the Lien shall not apply to any property theretofore owned by the Corporation, the Guarantor or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed or the improvement made is located; or

          (5) the Lien secures Debt of a Restricted Subsidiary owed to the Corporation, the Guarantor or another Restricted Subsidiary; or

          (6) the Lien is on property of a corporation or other entity at the time such corporation or other entity merges into, or consolidates or enters into a share exchange with, the Corporation, the Guarantor or a Restricted Subsidiary; or

          (7) the Lien is on property of a person at the time the person transfers or leases all or substantially all its assets to the Corporation, the Guarantor or a Restricted Subsidiary; or

          (8) the Lien is in favor of any customer (including any government or governmental authority) to secure partial, progress, advance or other payments or performance pursuant to any contract or statute or to secure any related indebtedness or to secure Debt guaranteed by a government or governmental authority; or

          (9) the Lien arises pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or the Lien is a materialmen's, suppliers', tax or other similar Lien arising in the ordinary course of business securing obligations which are not overdue or are being contested in good faith by appropriate proceedings; or

          (10) as to any particular series of Securities, the Lien extends, renews or replaces in whole or in part a Lien ("existing Lien") permitted by any of the clauses (1) through (9) or a Lien existing on the date that Securities of such series are first issued. The Lien may not extend beyond the property subject to the existing Lien. The Debt secured by the Lien may not exceed the Debt secured at the time by the existing Lien unless the existing Lien or a predecessor Lien was incurred under clause (1) or (5); or

          (11) the Debt secured by the Lien plus all other Debt secured by Liens on Restricted Property, excluding Debt secured by a Lien permitted by any of the clauses (1) through (10) and any Debt secured by a Lien existing at the date of this Indenture, at the time does not exceed 10% of Consolidated Net Tangible Assets. Attributable Debt for any lease entered into under clause (4) of Section 4.04 shall be included in the determination and treated as Debt secured by a Lien on Restricted Property not otherwise permitted by any of the clauses (1) through (10).

     SECTION 4.04. Limitation on Sale-Leaseback Transactions. The Corporation and the Guarantor shall not, and neither shall permit any Restricted Subsidiary to, enter into a Sale-Leaseback Transaction unless:

          (1) the lease has a term of three years or less; or

          (2) the lease is between the Corporation and the Guarantor, the Guarantor and a Restricted Subsidiary, the Corporation and a Restricted Subsidiary or between Restricted Subsidiaries; or

          (3) the Corporation, the Guarantor or a Restricted Subsidiary under clauses (2) through (10) of Section 4.03 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

          (4) the Corporation, the Guarantor or a Restricted Subsidiary under clause (11) of Section 4.03 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

          (5) the Corporation or the Guarantor owns or acquires other property which will be made a Principal Property and is determined by the Board of Directors of the Corporation or the Guarantor to have a fair value equal to or greater than the Attributable Debt incurred; or

          (6) (A) the Corporation, the Guarantor or a Restricted Subsidiary makes an optional prepayment in cash of its Debt at least equal in amount to the Attributable Debt for the lease,

               (B) the prepayment is made within 120 days of the effective date of the lease,

               (C) the Debt prepaid is not owned by the Corporation, the Guarantor or a Restricted Subsidiary, and

               (D) the Debt prepaid was Long-Term Debt at the time it was created.

     SECTION 4.05. No Lien Created, etc. This Indenture and the Securities do not create a Lien, charge or encumbrance on any property of the Corporation, the Guarantor or any Subsidiary.

     SECTION 4.06. Compliance Certificate. The Corporation and the Guarantor shall deliver to the Trustee within 120 days after the end of each fiscal year of the Corporation an Officers' Certificate stating whether or not the signers know of any default by the Corporation or the Guarantor in performing their covenants in Section 4.03 or 4.04. If they do know of such a default, the certificate shall describe the default. The certificate need not comply with
Section 11.05.

     SECTION 4.07. SEC Reports. Each of the Corporation and the Guarantor shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Corporation or the Guarantor, as the case may be, is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act. The Corporation and the Guarantor, as applicable, also shall comply with the other provisions of TIA Section 314(a).


                                   ARTICLE 5

                             SUCCESSOR CORPORATION

     SECTION 5.01.  When the Corporation or the Guarantor May Merge, etc.

          (a) Neither the Corporation nor the Guarantor shall consolidate with or merge into, or transfer all or substantially all its assets to another corporation, unless (1) the resulting, surviving or transferee corporation assumes by supplemental indenture all the obligations of the Corporation or the Guarantor, as the case may be, under the Securities or the Guarantees and this Indenture, (2) immediately after giving effect to such transaction no Event of Default and no circumstances which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Corporation or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Corporation or the Guarantor, as the case may be, shall terminate.

          (b) In the event that (1) the Corporation and the Guarantor shall consolidate with each other into another corporation, (2) the Corporation shall merge into the Guarantor or vice versa, or (3) the Corporation shall transfer all or substantially all of its assets to the Guarantor or vice versa, then, upon satisfaction of the conditions set forth in Section 5.01(a), the resulting, surviving or transferee corporation shall be substituted for the Corporation under this Indenture and the Guarantees shall terminate and be of no further effect.

     SECTION 5.02. When Securities Must be Secured. If upon any such consolidation, merger or transfer a Restricted Property would become subject to an attaching Lien that secures Debt, then, before the consolidation, merger or transfer occurs, the Corporation or the Guarantor, as the case may be, by supplemental indenture shall secure the Securities by a direct lien on the Restricted Property. The direct Lien shall have priority over all Liens on the Restricted Property except those already on it. The direct Lien may equally and ratably secure the Securities or the Guarantees and any other obligation of the Corporation, the Guarantor or a Subsidiary. However, the Corporation or the Guarantor, as the case may be, need not comply with this Section if:

          (1) upon the consolidation, merger or transfer the attaching Lien will secure the Securities or the Guarantees, as the case may be, equally and ratably with or prior to Debt secured by the attaching Lien; or

          (2) the Corporation or the Guarantor or a Restricted Subsidiary under any of the clauses (2) through (11) of Section 4.03 could create a Lien on the Restricted Property to secure Debt at least equal in amount to that secured by the attaching Lien.

                                 ARTICLE 6

                             DEFAULTS AND REMEDIES

     SECTION 6.01. Events of Default. An "Event of Default" occurs with respect to a series of Securities if:

          (1) the Corporation defaults in the payment of interest on any Security of that series when the same becomes due and payable and the default continues for a period of 30 days;

          (2) the Corporation defaults in the payment of the principal of any Security of that series when the same becomes due and payable at maturity, upon redemption or otherwise;

          (3) the Corporation or the Guarantor fails to comply with any of its other agreements in the Guarantees or the Securities of that series or this Indenture for the benefit of that series and the default continues for the period and after the notice specified in this Section;

          (4) the Corporation or the Guarantor pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors;

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Corporation or the Guarantor in an involuntary case,

               (B) appoints a Custodian of the Corporation or the Guarantor or for all or substantially all of the property of the Corporation or the Guarantor, or

               (C) orders the winding up or liquidation of the Corporation or the Guarantor,

     and the order or decree remains unstayed and in effect for 60 days; or

          (6) there occurs any other event specifically described as an Event of Default by the Securities of that series.

     The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     A default under clause (3) is not an Event of Default with respect to a series of Securities until the Trustee or the Holders of at least 25% in principal amount of the Securities of that series notify the Corporation and the Guarantor of the default and the Corporation or the Guarantor, as the case may be, does not cure the default within 90 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Subject to Sections 7.01 and 7.02 the Trustee shall not be charged with knowledge of any default unless written notice thereof shall have been given to the Trustee by the Corporation, the Guarantor, the Paying Agent, the Holder of a Security or an agent of such Holder.

     SECTION 6.02. Acceleration. If an Event of Default with respect to a series of Securities occurs and is continuing, the Trustee, by notice to the Corporation and the Guarantor or the Holders of at least 25% in principal amount of the Securities of that series by notice to the Corporation, the Guarantor and the Trustee, may declare the principal (or, in the case of Discounted Securities, such amount of principal as may be provided for in such Securities) of and accrued interest, if any, on all the Securities of that series to be due and payable immediately. Upon such a declaration such principal and interest, if any, shall be due and payable immediately. The Holders of a majority in principal amount of the Securities of any series by notice to the Trustee may rescind an acceleration (and upon such rescission any Event of Default caused by such acceleration shall be deemed cured) with respect to that series and its consequences if all existing Events of Default with respect to the series have been cured or waived, if the rescission would not conflict with any judgment or decree, and if all payments due to the Trustee and any predecessor Trustee under
Section 7.07 have been made.

     SECTION 6.03. Other Remedies. If an Event of Default with respect to a series of Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of (or, in the case of Discounted Securities, such amount of principal as may be provided for in such Securities) or interest, if any, on the Securities of that series or to enforce the performance of any provision of such Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

     SECTION 6.04. Waiver of Past Defaults. Subject to Section 9.02 the Holders of a majority in principal amount of the Securities of a series by notice to the Trustee may waive an existing Default or Event of Default with respect to that series and its consequences. When a Default or Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 6.05. Control by Majority. The Holders of a majority in principal amount of the Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it with respect to that series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Holders of Securities of the same series or would involve the Trustee in personal liability.

     SECTION 6.06. Limitation on Suits. No Holder of a Security of any series may pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of the series is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities of that series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over any other Securityholder.

     SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest, if any, on the Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of the Holder.

     SECTION 6.08. Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, subject to Sections 6.02 and 6.04 the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation and the Guarantor for the whole amount of principal and interest, if any, remaining unpaid.

     SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Corporation or the Guarantor, or any of their creditors or property, and unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions.

     SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article with respect to the Securities of any series, it shall pay out the money in the following order:

          First:  to the Trustee for amounts due under Section 7.07;

          Second: to Holders of Securities of that series for amounts due and unpaid on such Securities for principal and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, if any, respectively; and

          Third:  to the Corporation.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section.

     SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to

Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities of any series.


                                   ARTICLE 7

                                    TRUSTEE

     SECTION 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall with respect to Securities exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default:

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, notices or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates, notices and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

     (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation.

     SECTION 7.02. Rights of Trustee. (a) Subject to Section 7.01 the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     SECTION 7.03. Individual Rights of Trustee, etc. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Corporation, the Guarantor or any of their affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

     SECTION 7.04. Trustee's Disclaimer. The Trustee makes no representations as to the validity or adequacy of this Indenture or the Securities or the Guarantees, it shall not be accountable for the Corporation's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or in the Guarantees other than its certificate of authentication.

     SECTION 7.05. Notice of Defaults. If a Default occurs with respect to a series of Securities and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of Securities of that series notice of the Default within 90 days after it occurs. Except in the case of a default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of such Holders.

     SECTION 7.06.  Reports by Trustee to Holders.  If required pursuant to TIA
Section 313(a), the Trustee, within 60 days after each May 15, shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA
Section 313(a). The Trustee also shall comply with the reporting obligations of TIA Section 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Corporation agrees to notify the Trustee whenever the Securities become listed on any stock exchange.

     SECTION 7.07. Compensation and Indemnity. The Corporation shall pay to the Trustee from time to time reasonable compensation for its services. The Corporation shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Corporation shall indemnify the Trustee against any loss or liability incurred by it in connection with the administration of this trust and its duties hereunder. The Trustee shall notify the Corporation promptly of any claim for which it may seek indemnity. The Corporation need not pay for any settlement made without its consent. The Corporation need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Corporation's payment obligations in this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest, if any, on particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     SECTION 7.08. Replacement of Trustee. The Trustee may resign with respect to the Securities of one or more series by so notifying the Corporation. The Holders of a majority in principal amount of the Securities of any series may remove the Trustee with respect to that series by so notifying the removed Trustee and may appoint a successor Trustee with the Corporation's consent. The Corporation may remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of trustee for any reason, the Corporation shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee for the benefit of the series with respect to which it is retiring to the successor Trustee, the resignation or removal of the retiring Trustee shall then become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to that series. A successor Trustee shall mail notice of its succession to each Holder of the Securities of the series affected.

     If pursuant to Section 2.03(5) a trustee, other than the Trustee initially named in this Indenture (or any successor thereto), is appointed with respect to one or more series of Securities, the Corporation, the Guarantor, the Trustee initially named in this Indenture (or any successor thereto) and such newly appointed trustee shall execute and deliver a supplement to this Indenture which shall contain such provisions as shall be necessary or desirable to confirm that all the rights, powers, trusts and duties of the Trustee initially named in this Indenture (or any successor thereto) with respect to the Securities of any series as to which the Trustee is continuing as trustee hereunder shall continue to be vested in the Trustee initially named in this Indenture (or any successor thereto), and shall add to, supplement or change any of the provisions of this Indenture as shall be necessary or desirable to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts relating to the separate series of Securities as if it were acting under a separate indenture.

     If a successor Trustee with respect to a series of Securities does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of a majority in principal amount of the Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee with respect to a series of Securities fails to comply with
Section 7.10, any Holder of Securities of that series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     If there are two or more Trustees at any time under this Indenture, each will be the Trustee of a separate trust held under this Indenture for the benefit of the series of Securities for which it is acting as Trustee and the rights and obligations of each Trustee will be determined as if it were acting under a separate indenture.

     SECTION 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into or transfers all or substantially all its corporate trust assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     SECTION 7.10. Eligibility; Disqualification. This Indenture shall always have a Trustee that satisfies the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $5,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), provided that the question whether the Trustee has a conflicting interest shall be determined as if each series of Securities were separate issues of securities issued under separate indentures. First Trust of Illinois, National Association also is the trustee under (i) an indenture dated March 15, 1981, under which the Corporation (as successor by merger to Martin Marietta Corporation) has issued $175,000,000 aggregate principal amount of its 7% Debentures due 2011, (ii) an indenture dated March 17, 1988, under which the Corporation (as successor by merger to Martin Marietta Corporation) has issued $100,000,000 aggregate principal amount of its 9% Notes due 2003, (iii) an indenture dated March 15, 1993, under which the Corporation (as successor by merger to Martin Marietta Corporation) has issued $400,000,000 aggregate principal amount of its 6 1/2% Notes due 2003, $150,000,000 aggregate principal amount of its 7 3/8% Debentures due 2013 and $150,000,000 aggregate principal amount of its 7 3/4% Debentures due 2023, (iv) an indenture dated January 15, 1992, under which the Guarantor has issued $100,000,000 aggregate principal amount of its 9.125% Debentures due 2022 and (v) an indenture dated September 1, 1993, under which the Guarantor has issued $250,000,000 aggregate principal amount of its 7.625% Notes due 2004, $400,000,000 aggregate principal amount of its 8.375% Debentures due 2024 and $150,000,000 aggregate principal amount of its 7.625% Debentures due 2025.

     SECTION 7.11. Preferential Collection of Claims Against Corporation. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE 8

                     SATISFACTION, DISCHARGE AND DEFEASANCE

     SECTION 8.01. Satisfaction and Discharge Under Limited Circumstances. If at any time (a) all Securities of a series previously authenticated (other than any Securities destroyed, lost or stolen and replaced or paid as provided in
Section 2.08) shall have been delivered to the Trustee for cancellation, or
(b) all the Securities of a series not previously delivered to the Trustee for cancellation shall have become due and payable, the Corporation has deposited or caused to be deposited with the Trustee as trust funds the entire amount (other than moneys paid to the Corporation in accordance with Section 8.05) sufficient to pay at maturity or upon redemption all Securities of that series not previously delivered to the Trustee for cancellation, including principal and interest, if any, due, and if, in either case, the Corporation shall also pay all other sums then payable under this Indenture by the Corporation, then this Indenture shall cease to be of further effect with respect to Securities of that series and the related Guarantees, and the Trustee, on demand of and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of that series and the related Guarantees. The Corporation will reimburse the Trustee for any subsequent costs or expenses reasonably and properly incurred by the Trustee in connection with this Indenture, the Securities or the related Guarantees.

     SECTION 8.02. Satisfaction and Discharge of Indenture. The Corporation may take any action provided for in this Section unless the Securities of the affected series specifically provide that this Section shall not apply to the series. The Corporation at any time at its option may terminate all of its obligations and the obligations of the Guarantor under the Securities of a series previously authenticated and its obligations under this Indenture with respect to such series (except as provided below), and the Trustee, at the expense of the Corporation, shall, upon the request of the Corporation, execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of that series, effective on the date the following conditions are satisfied:

          (1) with reference to this Section, the Corporation has deposited or caused to be deposited with the Trustee, as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of that series, (a) lawful money, in the currency or currencies in which Securities of that series are payable, in an amount, or (b) if the Securities of that series are payable in Dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and, as to callable U.S. Government Obligations, regardless of when they are called) will provide not later than the opening of business on the due dates of any payment of the principal of and any interest on the Securities of that series lawful money of the United States in an amount, or (c) Securities of that series, or (d) a combination thereof, sufficient to pay and discharge the principal of and interest, if any, on the Securities of that series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of that series and 91 days have passed during which no Event of Default under Section 6.01(4) or 6.01(5) has occurred;

          (2) if the Securities of that series are then listed on any national securities exchange, the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

          (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, complying with Section 11.04 relating to the Corporation's exercise of such option.

     The trust established pursuant to subsection (1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Corporation's election, grant the Corporation the right to substitute U.S. Government Obligations or Securities of the same series from time to time for any or all of the U.S. Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities of a series are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

     Upon the satisfaction of the conditions set forth in this Section with respect to the Securities, the terms and conditions of the Securities and the Guarantees, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Corporation or the Guarantor.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation under Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.10, 7.07 and 7.08 with respect to the Securities of that series shall survive until the Securities of that series are no longer outstanding. Thereafter, the Corporation's obligations in Section 7.07 shall survive.

     "U.S. Government Obligations" means the following obligations:

          (1) direct obligations of the United States for the payment of which its full faith and credit is pledged; or

          (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

     SECTION 8.03. Defeasance of Certain Obligations. The Corporation may take any action provided for in this Section unless the Securities of the affected series specifically provide that this Section shall not apply to the series. The Corporation and the Guarantor at any time at their option may cease to be under any obligation to comply with Sections 4.03, 4.04, 4.06, 5.01 and 5.02 with respect to Securities of a series effective on the date the following conditions are satisfied:

          (1) with reference to this Section, the Corporation has deposited or caused to be deposited with the Trustee irrevocably, as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of that series, (a) lawful money, in the currency or currencies in which Securities of that series are payable, in an amount, or (b) if the Securities of that series are payable in Dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and, as to callable U.S. Government Obligations, regardless of when they are called) will provide not later than the opening of business on the due dates of any payment of principal of and interest on the Securities of that series lawful money of the United States in an amount, or (c) Securities of that issue, or (d) a combination thereof, sufficient to pay and discharge the principal of and interest on the Securities of that series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of that series; and

          (2) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel complying with Section 11.04 relating to the Corporation's exercise of such option.

     The trust established pursuant to subsection (1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Corporation's election, grant the Corporation the right to substitute U.S. Government Obligations or Securities of the same series from time to time for any or all of the U.S. Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities of a series are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

     The Corporation's exercise of its option under this Section shall not preclude the Corporation from subsequently exercising its option under Section
8.02 hereof and the Corporation may so
exercise that option by providing the Trustee with written notice to such effect.

     SECTION 8.04. Application of Trust Money. The Trustee shall hold in trust money, U.S. Government Obligations, and Securities of that series deposited with it pursuant to Sections 8.01, 8.02 or 8.03. It shall apply the deposited money and U.S. Government Obligations through the Paying Agent and in accordance with this Indenture, to the payment of principal and interest, if any, on the Securities of the series for the payment of which such money and U.S. Government Obligations has been deposited. The Holder of any Security replaced pursuant to
Section 2.08 shall not be entitled to any such payment and shall look only to the Corporation for any payment which such Holder may be entitled to collect.
In connection with the satisfaction and discharge of this Indenture or the defeasance of certain obligations under this Indenture with respect to Securities of a series pursuant to Section 8.02 or Section 8.03 hereof, respectively, the escrow trust agreement may, at the Corporation's election, (1) enable the Corporation to direct the Trustee to invest any money received by the Trustee on the U.S. Government Obligations deposited in trust thereunder in additional U.S. Government Obligations and (2) enable the Corporation to withdraw monies or U.S. Government Obligations from the trust from time to time; provided, that the condition specified in Section 8.02(1) or 8.03(1) is satisfied immediately following any investment of such money by the Trustee or the withdrawal of monies or U.S. Government Obligations from the trust by the Corporation as the case may be.

     SECTION 8.05. Repayment to Corporation. The Trustee and the Paying Agent shall promptly pay to the Corporation upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay, unless otherwise prohibited by mandatory provisions of applicable escheat or abandoned or unclaimed property law, to the Corporation upon request any money held by them for the payment of principal or interest, if any, that remains unclaimed for two years.


                                   ARTICLE 9

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     SECTION 9.01. Without Consent of Holders. The Corporation and the Guarantor may amend or supplement this Indenture or the Securities of any series without notice to or consent of any Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2)  to comply with Article 5;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (4) to effectuate or comply with the provisions of Section 2.03(5) or 7.08;

          (5) to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplement that is entitled to the benefit of such provision;

          (6) to make any change that does not materially adversely affect the rights of any Holder of any Security of that series; or

          (7) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA.

     The Trustee may waive compliance by the Corporation or the Guarantor with any provision of this Indenture or the Securities of any series without notice to or consent of any Securityholder if the waiver does not materially adversely affect the rights of any Holder of any Securities of that series.

     SECTION 9.02. With Consent of Holders. The Corporation and the Guarantor may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of not less than a majority in principal amount of the Securities of each series affected and the Trustee shall execute any such amendment or supplement at the direction of the Corporation and the Guarantor. The Holders of a majority in principal amount of the Securities of each series affected may waive compliance by the Corporation or the Guarantor with any provision of this Indenture or the Securities of each such series or the related Guarantees without notice to any Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

          (1) reduce the amount of Securities of any series whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or extend the time for payment of interest on any Security;

          (3) reduce the principal of or extend the fixed maturity of any Security;

          (4) reduce the portion of the principal amount of a Discounted Security payable upon acceleration of its maturity; or

          (5) make any Security payable in a currency or currency unit other than that stated in the Security.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplement or amendment, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.03. Compliance with Trust Indenture Act of 1939. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     SECTION 9.04. Revocation and Effect of Consents. A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of the Security.
The Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in clauses (2), (3), (4) or (5) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

     SECTION 9.05. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Corporation or the Trustee so determine, the Corporation in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     SECTION 9.06. Trustee to Sign Amendments, etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment, supplement or waiver the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. Neither the Corporation nor the Guarantor may sign an amendment or supplement unless authorized by an appropriate Board Resolution.

                                 ARTICLE 10

                            GUARANTEE OF SECURITIES


          SECTION 10.01. Unconditional Guarantee. The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee, the due and punctual payment of the principal of and interest, if any, on such Security, when and as the same shall become due and payable, whether by declaration thereof or otherwise in accordance with the terms of such Security and of this Indenture.

          The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Corporation with respect thereto, by the Holder of such Security or the Trustee, or any other circumstances that otherwise may constitute a legal or equitable discharge of a surety or guarantor; provided that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Guarantor, increase the principal amount of a Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby agrees that this Guarantee shall be enforceable without any demand, suit or proceeding first against the Corporation. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Corporation, any right to require a proceeding first against the Corporation, protest or notice with respect to any such Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required by the terms of such Security and all demands whatsoever and covenants that this Guarantee will not be discharged as to any such Security except in accordance with Section 8.01 or 8.02 or by payment in full of the principal of and interest, if any, on such Security.

          The Guarantor will be subrogated to all rights of the Holder against the Corporation in respect of any amount paid by the Guarantor pursuant to the provisions of the Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest, if any, on such Security shall have been paid in full.

          The Guarantee set forth in this Section 10.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

     SECTION 10.02.  Execution and Delivery of Guarantees.  Subject to
Section 2.01, the Guarantor hereby agrees to execute the Guarantee in substantially the form set forth in Section 10.03 to be endorsed on each Security authenticated and delivered by the Trustee. The delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

     SECTION 10.03. Form of Guarantee. Guarantees to be endorsed on the Securities shall, subject to Section 2.01, be in substantially the form set forth below:


            GUARANTEE OF LOCKHEED MARTIN TACTICAL SYSTEMS, INC.

               For value received, Lockheed Martin Tactical Systems, Inc., a New York corporation (the "Guarantor"), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, premium, if any, and interest, if any, on said Security, when and as the same shall become due and payable, whether by declaration thereof or otherwise, according to the terms thereof and of the Indenture referred to therein.

               The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any failure to enforce the provisions of said Security or said Indenture, any extension, renewal, settlement, compromise, waiver, consent or indulgence granted to the Corporation with respect thereto, by operation of law or otherwise, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided that, notwithstanding the foregoing, no such extension, renewal, settlement, compromise, waiver, consent, indulgence or circumstance shall, without the consent of the Guarantor, increase the principal amount of, premium, if any, or interest, if any, on said Security. The Guarantor hereby agrees that this Guarantee shall be enforceable without any demand, suit or proceeding first against the Corporation. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Corporation, any right to require a proceeding first against the Corporation, protest or notice with respect to said Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required by the terms of said Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except in accordance with certain provisions set forth in the Indenture or by payment in full of the principal of, premium, if any, and interest, if any, on said Security.

          The Guarantor will be subrogated to all rights of the Holder against the Corporation in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest, if any, on said Security shall have been paid in full.

          Notwithstanding the foregoing, the obligations of the Guarantor under this Guarantee shall be limited to an amount equal to the largest amount that would not render its obligations under this Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

          This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been signed manually by the Trustee under the Indenture referred to in said Security. Terms used herein which are defined in such Indenture shall have the respective meanings assigned thereto in the Indenture.

          This Guarantee shall be deemed to be a contract made under the laws of the State of Maryland, and for all purposes shall be governed by and construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

          IN WITNESS WHEREOF, this Guarantee has been duly executed as of the date of authentication on said Security.

                              LOCKHEED MARTIN TACTICAL
                                SYSTEMS, INC.


                              By:______________________(SEAL)


                              ______________________________


                                   ARTICLE 11

                                 MISCELLANEOUS

     SECTION 11.01. TIA Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     SECTION 11.02 Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

     if to the Corporation:

                    Lockheed Martin Corporation
                    Attention:  Treasurer
                    6801 Rockledge Drive
                    Bethesda, Maryland  20817

     if to the Guarantor:

                    Lockheed Martin Tactical Systems, Inc.
                    Attention: Treasurer
                    6801 Rockledge Drive
                    Bethesda, Maryland 20817

     if to the Trustee:

                    First Trust of Illinois, National Association
                    400 N. Michigan Avenue
                    Chicago, Illinois  60611


     The Corporation, the Guarantor or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice of communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.
If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 11.03. Communication by Holders with Other Holders.
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Corporation, the Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

     SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Corporation or the Guarantor to the Trustee to take any action under this Indenture, the Corporation or the Guarantor, as the case may be, shall furnish to the Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, the person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether such covenant or condition has been complied with;

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 11.06. When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Corporation or the Guarantor, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or the Guarantor, shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

     SECTION 11.07. Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

     SECTION 11.08. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday in the state or other jurisdiction in which the Trustee maintains its principal place of business, then the record date shall be the next succeeding day that is not a Legal Holiday in such state or other jurisdiction.

     SECTION 11.09. Governing Law. The laws of the State of Maryland shall govern this Indenture and the Securities.

     SECTION 11.10. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Corporation, the Guarantor or any Subsidiary of the Corporation or the Guarantor. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 11.11. No Recourse Against Others. A director, officer, employee or stockholder (other than the Corporation as issuer of the Debt Securities), as such, of the Corporation or the Guarantor shall not have any liability for any obligation of the Corporation or the Guarantor under the Securities or the Guarantees or the Indenture or for any claim based on, with respect to or by reason of such obligations or their creation. All such liability is waived and released as a condition of, and as partial consideration for, the execution of this Indenture, the issue of the Securities and the execution of the Guarantees.

     SECTION 11.12. Securities in a Foreign Currency. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.01 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of all series at the time outstanding and, at such time, there are outstanding Securities of any series which are denominated in a Foreign Currency, then the principal amount of Securities of such series which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate on the record date fixed for such action or, if no record date is fixed, on the New York Banking Day immediately preceding the date of such action.

     SECTION 11.13. Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Corporation hereunder or under any Security or any related coupon it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or coupon then such conversion shall be made by the Currency Determination Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the

Corporation agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security or coupon. Any amount due from the Corporation under this Section shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or with respect to any Security or coupon. In no event, however, shall the Corporation be required to pay more in the currency or currency unit due hereunder or under such Security or coupon at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security or coupon so that in any event the Corporation's obligations hereunder or under such Security or coupon will be effectively maintained as obligations in such currency or currency unit, and the Corporation shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

     SECTION 11.14. Successors. All agreements of the Corporation and the Guarantor in this Indenture and the Securities and the related Guarantees shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 11.15. Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

     SECTION 11.16. Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1(e)) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is a by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Corporation may, in the circumstances permitted by the TIA, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Corporation prior to the first solicitation of a Holder of Securities of such series made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 2.6) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                                   SIGNATURES



Attest:                             LOCKHEED MARTIN CORPORATION


/s/ Lillian M. Trippett             By: /s/ Walter E. Skowronski   (Seal)
------------------------------          ---------------------------
Secretary                               Walter E. Skowronski
                                        Vice President and Treasurer


Attest:                             LOCKHEED MARTIN TACTICAL
                                      SYSTEMS, INC., as Guarantor


/s/ Lillian M. Trippett             By: /s/ Walter E. Skowronski   (Seal)
------------------------------          ---------------------------
Secretary                               Walter E. Skowronski
                                        Vice President and Treasurer


Attest:                             FIRST TRUST OF ILLINOIS,
                                      NATIONAL ASSOCIATION, as Trustee


/s/ John W. Porter                  By: /s/ Patricia M. Trlak      (Seal)
------------------------------          ---------------------------
Secretary                               Assistant Vice President